UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2011

MOTORS LIQUIDATION COMPANY

(Exact Name of Registrant as Specified in its Charter)

1-43 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)

401 S. Old Woodward, Suite 370 Birmingham, Michigan (Address of Principal Executive Offices)	48009 (Zip Code)

(313) 486-4044
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      Other Events

On April 14, 2011, Motors Liquidation Company (the “Company”) issued a press release announcing its intention to make an initial distribution on or about April 21, 2011 of more than seventy five percent of the shares of common stock and warrants that the Company currently owns in General Motors Company to the Company’s unsecured creditors as part of the Company’s Second Amended Joint Chapter 11 Plan.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                      Financial Statements and Exhibits
Number	Description
99.1	Press Release, dated April 14, 2011, titled “Motors Liquidation Company Expected to Distribute more than 75% of the Stock and Warrants that it owns in General Motors Company on or about April 21”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORS LIQUIDATION COMPANY (Registrant)

April 20, 2011	By:	/s/ James Selzer
(Date)		James Selzer
Vice President and Treasurer

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EXHIBIT INDEX

Number	Description
99.1	Press Release, dated April 14, 2011, titled “Motors Liquidation Company Expected to Distribute more than 75% of the Stock and Warrants that it owns in General Motors Company on or about April 21”

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